UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

The statements in this Current Report on Form 8-K include forward-looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995 regarding management’s beliefs, projections, and assumptions concerning future results and events. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including statements about anticipated future operating and financial performance, financial position and liquidity, growth opportunities and growth rates, growth plans, acquisition and divestiture opportunities, business prospects, strategic alternatives, business strategies, financial expectations, regulatory and competitive outlook, investment and expenditure plans, financing needs and availability and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “shall”, “should,” “will,” “predicts,” “potential,” “continue,” and variations of these words and similar expressions are intended to identify these forward-looking statements. Forward-looking statements by us are based on estimates, beliefs, projections, and assumptions of management and are not guarantees of future performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from factors that are further described in “Item 8.01: Other Events” and other periodic and current reports filed with the Securities and Exchange Commission (“SEC”), and other filings we make in the future with the SEC from time to time. Actual results in any future period may also vary from the past results discussed in this report. Given these risks and uncertainties, we caution readers not to place undue reliance on any forward-looking statements, which speak to the date of this report. We have no intention and undertake no obligation to update any forward-looking statement or to publicly announce the results of any revision of any forward-looking statement to reflect future developments or events, except as required by law.

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2009, Cathay General Bancorp (the “Company”) entered into a distribution agreement with JP Morgan Securities Inc. and a second distribution agreement with Deutsche Bank Securities Inc. (collectively, the “Distribution Agreements”) as sales agents and/or principals (collectively, the “Agents”) pursuant to which the Company may, from time to time, offer and sell up to $75 million in aggregate gross sales proceeds of the Company’s common stock, par value $0.01 per share (the “Shares”) through and/or to the Agents. Sales of the Shares through the Agents, if any, pursuant to the Agreement will be made by means of ordinary brokers’ transactions on the NASDAQ Select Market at market prices prevailing at the time of sale.

If acting as sales agent, each Agent will offer the Shares subject to the terms and conditions of the applicable Distribution Agreement on a daily basis or as otherwise agreed upon by the Company and the applicable Agent. Only one Agent will be authorized to offer and sell the Shares on each day such Shares are to be sold pursuant to any Distribution Agreement. The Company will designate the maximum amount of the Shares to be sold through the authorized Agent for such day or otherwise determine the maximum amount together with such Agent if such amount is to be sold over multiple days. Subject to the terms and conditions of the applicable Distribution Agreement, each Agent will use its commercially reasonable efforts to sell on the Company’s behalf all of the designated Shares that it is authorized to sell. The Company may instruct the Agents not to sell the Shares if the sales cannot be effected at or above the price designated by the Company in any such instruction. The Company may suspend the offering of Shares under any Distribution Agreement by notifying the applicable Agent. Each Agent may suspend the offering of Shares under the applicable Distribution Agreement by notifying the Company of such suspension. For services as sales agent, the Company will pay each Agent a commission equal to 2.00% of the gross sales proceeds of any Shares. The Company has also agreed to reimburse each Agent for its legal expenses in certain circumstances if the Company terminates the offering of the Shares prior to the sale of Shares with a gross market value of $40 million.

Under the terms of each Distribution Agreement, the Company may sell Shares to an Agent, as principal for its own account, at a price and for a commission agreed upon by the Company and such Agent at the time of sale. If the Company sells Shares to an Agent as principal, the Company will enter into a separate terms agreement with such Agent, and the Company will describe such agreement in a separate prospectus supplement or pricing supplement.

The Company is not obligated to sell and the Agents are not obligated to buy or sell any Shares under the applicable Distribution Agreement. No assurance can be given that the Company will sell any Shares under the Distribution Agreements, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sale will take place. The offering of the Shares pursuant to each Distribution Agreement will terminate upon the earlier of (i) the sale of all the Shares subject to the Distribution Agreements, (ii) the termination of the applicable Distribution Agreement, provided that such termination shall have no effect on the other Distribution Agreement, or (iii) September 9, 2010.

The Shares sold in the offering will be issued pursuant to a prospectus supplement (the “Prospectus Supplement”) filed with the Securities and Exchange Commission (the “Commission”) on September 9, 2009, to the accompanying prospectus (the “Prospectus”) filed with the Commission on August 28, 2009, as part of the Company’s Registration Statement on Form S-3 (File No. 333-161591) (the “Registration Statement”).

The Distribution Agreements are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the material terms of the Distribution Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreements.

A copy of the opinion of Manatt, Phelps & Phillips relating to the legality of the Shares, is filed as Exhibit 5.1 to this report and is incorporated by reference into the Registration Statement.

Item 8.01	Other Events.

The Prospectus Supplement to the Prospectus contained in the Registration Statement updated the risk factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. A copy of the updated risk factors is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed as part of this Report on Form 8-K:

5.1	Opinion of Manatt, Phelps & Phillips, LLP regarding the legality of the common stock to be issued pursuant to the Distribution Agreements each dated September 9, 2009.

10.1	Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and J.P. Morgan Securities Inc.

10.2	Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and Deutsche Bank Securities Inc.

23.1	Consent of Manatt, Phelps & Phillips, LLP (included in Exhibit 5.1).

99.1	Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP
(Registrant)

Date: September 9, 2009	By:	/s/ Heng W. Chen
	Name:	Heng W. Chen
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

5.1	Opinion of Manatt, Phelps & Phillips, LLP regarding the legality of the common stock to be issued pursuant to the Distribution Agreements each dated September 9, 2009.

10.1	Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and J.P. Morgan Securities Inc.

10.2	Distribution Agreement, dated September 9, 2009, between Cathay General Bancorp and Deutsche Bank Securities Inc.

23.1	Consent of Manatt, Phelps & Phillips, LLP (included in Exhibit 5.1).

99.1	Risk Factors.